Karman Space & Defense Expands into High-Priority Maritime Defense Market with Agreement to Acquire Seemann Composites and Materials Sciences January 21, 2026 Tony Koblinski Chief Executive Officer Mike Willis Chief Financial Officer Steven Gitlin Vice President Investor Relations Jonathan Beaudoin Chief Operating Officer Sid Charbonnet President, Seemann Composites

Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “seek,” “project,” “model,” “ongoing,” “will,” “should,” “forecast,” “outlook” or similar terminology. These statements are based on and reflect our current expectations, estimates, assumptions and/ or projections, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither predictions nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause our actual results to differ materially from those indicated by those statements. There can be no assurance that our expectations, estimates, assumptions and/or projections, including with respect to the future earnings and performance or capital structure of Karman, will prove to be correct or that any of our expectations, estimates or projections will be achieved. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation, that the Seemann and MSC acquisition described in this presentation is subject to customary closing conditions and regulatory approvals and there is no assurance that such conditions will be satisfied and that such approvals will be obtained; we may face unforeseen challenges in integrating the Seemann and MSC businesses into Karman and realizing the anticipated operational and strategic benefits of the transaction; that a significant portion of our revenue is generated from contracts with the United States military and U.S. military spending is dependent upon the U.S. defense budget; U.S. government contracts are subject to a competitive bidding process that can consume significant resources without generating any revenue; our business and operations expose us to numerous legal and regulatory requirements, and any violation of these requirements could materially adversely affect our business, results of operations, prospects and financial condition; our inability to adequately enforce and protect our intellectual property or defend against assertions of infringement could prevent or restrict our ability to compete; and we have in the past consummated acquisitions and intend to continue to pursue acquisitions, and our business may be adversely affected if we cannot consummate acquisitions on satisfactory terms, or if we cannot effectively integrate acquired operations. Readers and/or attendees are directed to the risk factors identified in the filings we make with the SEC from time to time, copies of which are available free of charge at the SEC’s website at www.sec.gov under Karman Holdings Inc. The forward-looking statements included in this presentation are only made as of the date of this presentation.  Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable law. Our expectations for Non-GAAP adjusted EBITDA are provided in this presentation for full year 2025 and full year 2026 on a forward-looking basis. The Company does not provide a reconciliation of such forward-looking measures to the most directly comparable financial measures calculated and presented in accordance with GAAP because to do so would be potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items in any future period or, with respect to full year 2025, because the Company is currently finalizing certain amounts that would be required to be included in the U.S. GAAP measure or the individual adjustments for such reconciliation. The magnitude of these items may be significant. In addition, our expectations for full year 2025 may be adjusted as a result of, among other things, the completion of our internal review process and the completion of customary annual audit procedures. The foregoing estimates are forward-looking and reflect management's view of current and future market conditions, subject to certain risks and uncertainties, including certain assumptions with respect to our ability to efficiently and on a timely basis integrate acquisitions, obtain and retain contracts, react to changes in the timing and/or amount of government spending, changes in the demand for our products, activities of competitors, changes in the regulatory environment, and general economic and business conditions in the United States and elsewhere in the world. Investors are reminded that actual results may differ materially from these estimates and investors should review all risks related to achievement of the guidance reflected under “forward-looking statements” above and in the Company's filings with the SEC. ©2026 Karman Space & Defense

Today’s Agenda Karman’s differentiated market position and proven success with strategic additions strengthen our competitive moat and drive generational growth 1 Overview of Seemann Composites and Material Sciences 2 Financial update on our continued strong growth and industry-leading margins 3 ©2026 Karman Space & Defense

Transaction Summary for Seemann Composites & MSC ©2026 Karman Space & Defense Overview Acquisition of Seemann Composites, LLC (“Seemann”) and Materials Sciences LLC (“MSC”), leaders in specialty maritime defense technologies Transaction expected to close in Q1 2026, subject to regulatory approvals and customary closing conditions Anticipated integration completion in Q4 2026 Consideration Transaction consideration of $220 million $210 million in cash Approximately $10 million in equity, payable in KRMN common stock Expected LTM Net Leverage Ratio at Year End 2026: ~3.0x Adjusted EBITDA Expected Strategic and Financial Benefits Significantly deepens Karman’s advanced materials IP portfolio and adds a talented material science team focused on next-generation materials and resin system design, which can be leveraged across all the Company’s end-markets Significantly expands Karman’s exposure to the DOW’s highest priority naval programs, including submarine, USV/UUV and tactical surface vessels, which provides accelerated long-term growth and visibility to drive shareholder value Immediately accretive to Karman across major financial metrics, including revenue growth, funded backlog, EBITDA, earnings per share and cash flow

Karman Strategy and Acquisition Philosophy Chief Executive Officer TONY KOBLINKSI 5

Karman's Strategy is to Deliver Advanced Systems for Next Generation Propulsion and Shielding Applications Serving the Country's Highest Priority National Security Interests From Deep Sea to Deep Space

Our High Priority Markets


Hypersonics & Strategic Missile Defense

Hypersonics & Strategic Deterrence Missiles


Tactical Missiles & Integrated Defense Systems

UAS / C-UAS & Loitering Munitions


Maritime Defense Systems

Submarine, Surface Vessels & Autonomous Maritime


Space & Launch

Launch Vehicles, Rocket Engines & Space Payloads

Key Market Characteristics

- *Complex Environments that Require* ***Design Engineering & IP-Enabled Solutions***
- *Fragmented Supply Chains that Need a* ***Scaled, Tier 1 Partner***
- ***Critical Domains*** *for Modern Threat Environment and Near-Peer Adversaries*
- *Most* ***Well Funded DoW Markets*** *with Decades of* ***Sustained Growth***

Key Karman Differentiators

- ***System-Level Design*** *Engineering Capabilities*
- *Embedded* ***Proprietary*** *Products and 40+ Years of* ***Proven IP and Performance***
- ***Vertically Integrated*** *with Full Suite of Manufacturing Capability*
- *Well-Invested Tier 1 Supplier with* ***Track Record of Operational Excellence***

Example Propulsion Products



Rocket Motor Nozzle
Strategic Deterrence



Launcher & SRM
One-Way UAS



Liquid Nozzle Liner
Rocket Engine



Propulsor Ducts
Submarine

Example Shielding Products



Deployable Shroud
Hypersonics



Separation Energetics
Interceptor



Heat Shield
Rocket Booster



Bow Dome
Submarine

Karman provides agility and speed, rapidly delivering better technology for the most challenging environments

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KARMAN SPACE & DEFENSE

©2026 Karman Space & Defense

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Strategic Acquisitions Have Enhanced Our Unique Position

M&A Philosophy

Well Defined Acquisition Priorities & Strategic M&A Roadmap:

- ✓ Proprietary Products
- ✓ Advanced Design Engineering
- ✓ Niche Manufacturing Capabilities
- ✓ Vertical Integration Opportunities
- ✓ High-Growth Programmatic Positions
- ✓ Accretive to Major Financial Metrics
- ✓ Aligned Culture

Common Situational Characteristics:

- ✓ Proprietary Transactions
- ✓ Founder or Family Owned
- ✓ Existing Karman Relationships

Acquisitions Since IPO

KARMAN SPACE & DEFENSE

Rapidly Developing & Delivering Advanced Systems for Next-Gen Propulsion and Shielding Applications from Deep Sea to Deep Space

MTI

Market:	Strategic Missile Deterrence
IP:	Proprietary Refractory Alloy Mfg.
Capability:	Hot Forging, Additive, Forming
Products:	Shape Charges and Actuation

INDUSTRIAL SOLID PROPULSION

Market:	Loitering Munitions & C-UAS
IP:	Prop. Propellant Formulations
Capability:	UAS Launch Motor Design & Mfg.
Products:	Tactical Boost Motors

FIVE AXIS INDUSTRIES

Market:	Space Propulsion Engines
IP:	Patented Inconel Manufacturing
Capability:	3D Print & Spin Form Machining
Products:	Engine Nozzles, Fuel Systems

SEEMANN COMPOSITES

Market:	Submarine & Maritime
IP:	Design IP, Proprietary Resins
Capability:	AFP, Weaving, Adv, Materials
Products:	Propulsors, Sonar Shielding

Acquisition Results

Acquisitions Consistently Create Incremental Opportunities to Accelerate Growth:

- ✓ Complementary IP-Rich Products
- ✓ New Products & Tech for Cross-Sell
- ✓ Vertical Integration & In-Sourcing
- ✓ Expanded Breadth of Capability
- ✓ Complementary Program Positions


ISP Tactical Boost Motor
Karman Launcher System

Strategic acquisitions to date have expanded Karman's unique competitive moat and accelerated growth across our high priority markets

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KARMAN SPACE & DEFENSE
©2026 Karman Space & Defense
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Karman is a "Pure-Play" Supplier to the DoW's Highest Priority Initiatives

"Hypersonics & Strategic Missile Defense"



Key Domains: Hypersonics
Strategic Deterrence Missiles

Demand Drivers:
- ✓ Golden Dome
- ✓ Rapidly Evolving Adversaries
- ✓ Investments into Next-Gen Missile Technologies

Growth Outlook: Hypersonics Market


Current
2035

Global Market: *"FY2026 budget request included $6.5 billion for conventional and hypersonic munitions and invests over $3.9 billion in hypersonic weapons" – National Defense Magazine*

"Tactical Missiles & Integrated Defense"



Key Domains: Loitering Munitions
UAS / C-UAS

Demand Drivers:
- ✓ Golden Dome
- ✓ Rapidly Evolving Adversaries
- ✓ Proliferation of Unmanned Technologies / Drones

Growth Outlook: UAS Weapons Systems


Current
2035

Global Market: *"The Drone Dominance Program (DDP) is designed to help industry organize around the need for low-cost, supply-chain secure sUAS manufacturing at scale, urgently" – Department of War*

"Maritime Defense"



Key Domains: Manned Submarines
Autonomous Maritime

Demand Drivers:
- ✓ Golden Fleet
- ✓ Rapidly Evolving Adversaries
- ✓ Aging Fleet and Decades Long Build Rate Increases

Growth Outlook: Submarine / UUV Market


Current
2035

Global Market: *"The U.S. Navy is racing to rebuild its undersea fleet...aimed at maintaining a strategic advantage and meeting rising global demand for advanced undersea capabilities" – Bloomberg*

"Space & Launch"



Key Domains: Launch Vehicles
Rocket Engines

Demand Drivers:
- ✓ Golden Dome
- ✓ Rapidly Evolving Adversaries
- ✓ Ramp of Commercial Launch Providers and Satellite Tech

Growth Outlook: Global Space Economy


Current
2035

Global Market: *"...space has become a site of economic activity and strategic planning, prompting governments to reassess their regulatory approaches, public investments, and long-term infrastructure needs" – Brookings*

Karman's proprietary products and vertically integrated solutions solve complex challenges in high-growth, high-priority end markets

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©2026 Karman Space & Defense
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Overview of Seemann Composites President, Seamann Composites SID CHARBONNET 9

Introducing Seemann Composites & MSC

OVERVIEW

- Large scale proprietary products, primarily for propulsion and sonar protection
- 40+ year history serving the Navy's highest priority programs
- Embedded in major programs from upfront design through scaled production
- Specialized material science team focused on next-gen materials and resin system design and formulation
- Track record of operational excellence and delivery

100%	97%	250K sq. ft.	60+
IP Protection	Sole / Single Source	Across 4 Key Locations	Talented Engineers

DEMAND DRIVERS

- **Rapidly Evolving Threat Environment**
- **Aging Fleet & Sustainment**
- **Long-Term Increase in Build Rates *(Golden Fleet)***
- **Investments into Next-Gen Technology**

KEY PROGRAMS

Manned Undersea


Columbia-Class


Virginia-Class


SSN(X)

Unmanned Undersea / Surface


Saildrone Voyager


UUV

Strategic Surface Vessels


LCAC


DDG 1000

Hypersonic & Missile


Javelin

Classified

FORECASTED SPEND

Virginia-Class


Current
Forecasted Spend

Virginia deliveries per year to double due to capacity needs

Columbia delivery plans ramp from 0.4 to 1 per year through 2036

Columbia-Class


Current
Forecasted Spend

KARMAN SPACE & DEFENSE

©2026 Karman Space & Defense

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Highly Strategic and Complementary to the Karman Portfolio

Karman

Propulsion
Complete portfolio of propulsion systems – SRMs, nozzles, propellant cases, launchers

Interstage
Supporting products through the entire body of a missile / launch vehicle

Shroud
Energetic driven deployable shrouds and payload protection systems



"Tip-to-Tail"
"Bow-to-Stern"

Seemann

Propulsion
Propeller blades, propulsor ducts and classified marine propulsion technologies

Interstage
Light weight wide aperture array systems and hydrodynamic systems

Shielding
Large acoustic sonar protection systems and stealth enablement



Representative Required Technologies

- Advanced System-Level Design Engineering
- Scaled Vertically Integrated Manufacturing
- Advanced Materials & Resin/Propellant Formulation
- Thermal and Sonar Protection Systems
- Energetics, Separation and Signature Management

Representative Products


Solid Rocket Motor


Motor Nozzle


Propeller Propulsion


UAS Launcher


Undersea Missile Launch


Motor & Electromechanics


Initiation


Thermal Protection


Shroud


Sonar Protection Dome

Karman Product *Seemann Product*

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©2026 Karman Space & Defense

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Seemann offers strategically aligned capabilities… System-Level Design Karman + Seemann is a Compelling Partnership for Shared Growth Seemann is the “Karman of the Sea” Karman/Seemann Opportunity With strategically aligned capabilities, products and market position, Seemann has been on Karman’s strategic roadmap for years and is the natural expansion of Karman into the maritime domain Acquisition represents significant opportunities for shared, accelerated growth: Talented Seemann material science team to lead all of Karman’s advanced materials capabilities Deep library of proprietary resins to formulate in-house and leverage across Karman’s other key markets Opportunity to in-source 3-D printing, fiber weaving and AFP for hypersonics and launch systems Advanced Materials IP Proprietary Products …and similar business characteristics 100% IP Protection Vertically Integrated Across 4 Well-Invested Locations Tied to High-Growth Market Submarine / Maritime Natural Extension of Karman’s Differentiated Portfolio Compelling Collaboration Opportunities to Drive Growth ©2026 Karman Space & Defense

Financial Update Chief Financial Officer MIKE WILLIS 13

Updated Fiscal Year 2025 and 2026 Guidance ©2026 Karman Space & Defense ($ in millions, except percentages) 2024 As Reported 2025 2026(1) Prior Guidance as of November 6, 2025 Updated Guidance Δ YoY Growth Guidance Δ YoY Growth Revenue $345.3 $461 - $463 $470 - $471 +36% $700 - $715 +50% Adjusted EBITDA $106.1 $142 - $143 $144.5 - $144.9 +36% ~$205 - $215 +45% Adjusted EBITDA Margin 30.7% ~30.8% ~30.8% +10 bps ~30% + 0 bps Karman continues to deliver strong growth with industry leading margins: (1) Includes nine months of projected results from Seemann & MSC

Growth Profile Snapshot

Total Revenue Growth



Organic Growth
Inorganic Growth
~36%
~11%
~25%
~50%
~25%
~25%
2024A - 2025 Guidance
2025 Guidance - 2026 Guidance
(includes Seemann)(1)

Total Funded Backlog Growth



Organic Funded Backlog
Acquired Backlog
~31%
~6%
~25%
~1.3x
Organic Book-to-Bill(2)
2024A - 2025 Guidance
(excludes Seemann)

(1) Includes nine months of projected results from Seemann & MSC
(2) Calculated using reported revenue and change in reported backlog

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©2026 Karman Space & Defense

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Thank You investors@karman-sd.com NYSE: KRMN